Registration No. 33-89188

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 13 and/or	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 6	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering	Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (DATE) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2006

Variable CompLife®

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account

This prospectus describes an individual scheduled premium Variable Whole Life Insurance Policy that combines a minimum guaranteed death benefit with additional protection in an integrated policy design (the “Policy”). You may choose to invest your Net Premiums in up to ten divisions at any time, each of which invests in one of the following corresponding portfolios/funds listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio	Capital Guardian Domestic Equity Portfolio
Aggressive Growth Stock Portfolio	T. Rowe Price Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio	Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Janus Capital Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products Fund III
Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please read carefully this prospectus and the accompanying

prospectuses for the corresponding portfolios/funds and

keep them for future reference. These prospectuses

provide information that you should know before

investing in the Policy.

The Securities and Exchange Commission has not approved or disapproved the

Policy or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

Contents for this Prospectus

PROSPECTUS

Variable CompLife®

Variable Whole Life Policy

Minimum Guaranteed Death Benefit with Additional Protection

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy.

Benefits of the Policy

Death Benefit The primary benefit of your Policy is the life insurance protection that it provides. The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection. We guarantee the Minimum Guaranteed Death Benefit for the lifetime of the insured so long as premiums are paid when due and no Policy debt is outstanding. We guarantee the Additional Protection for a period of years defined in the Policy. Your Policy may also include variable paid-up additional insurance. Any Excess Amount or any adjustment required for certain tax purposes may also increase your death benefit. (See “Death Benefit.”)

Access to Your Values You may surrender your Policy for the Cash Value at any time during the lifetime of the insured. We will permit partial surrenders so long as the Policy that remains meets our regular size requirements. You may make a withdrawal from the Policy if the Excess Amount is sufficient. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security. (See “Loans and Withdrawals.”)

Flexibility You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to our minimum requirements for the Minimum Guaranteed Death Benefit. You may increase the scheduled premium, or pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured’s 85th birthday, subject to our insurability requirements and issue limits. You may reduce or suspend payment of premiums within the limits provided in the Policy. You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as 10 divisions at any time. You may transfer accumulated amounts from one division to another as often as 12 times in a Policy year.

Tax Benefits You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal. (See “Tax Treatment of Life Insurance.”)

Risks of the Policy

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses.

Policy for Long-Term Protection Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience may reduce the required premium, but we do not guarantee investment experience. Policy loans or withdrawals may increase the premium required to keep the Policy in force.

Limitations on Access to Your Values We will deduct a surrender charge if you request a surrender or partial surrender of your Policy or the Policy becomes paid-up insurance during the first 15 Policy years. We permit withdrawals only if the Excess Amount is sufficient. The minimum amount for a withdrawal is $250. A maximum of four withdrawals is permitted per Policy year. A partial surrender or withdrawal will reduce the death benefit.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the total amount of premiums you have paid exceeds a defined limit; surrenders, withdrawals, and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Moreover, if excessive

Policy loans cause a Policy to terminate, or if the Policy otherwise lapses out of force before the insured dies, a tax liability may arise as a result with little, if any value in the Policy with which to pay the liability. (See “Tax Treatment of Policy Benefits.”)

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. See “Deductions and Charges” for a more detailed description.

Transaction Fees

This table describes the fees and expenses you will pay when you pay premiums, withdraw Excess Amount, surrender the Policy or transfer amounts between the Account divisions.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Taxes Attributable to Premiums	When you pay premiums	3.5% of the premium	3.5% of the premium

Sales Load	When you pay premiums	4.5% of the premium	4.5% of the premium

Administrative Charge for Withdrawals	When you make a withdrawal of Excess Amount	Currently waived	$25

Administrative Surrender Charge	When you surrender the Policy, change to paid-up insurance, or make a partial surrender	$216 plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection for the first Policy year, graded down linearly each year to zero at the beginning of the tenth Policy year	Same as the current amount

Premium Surrender Charge	When you surrender the Policy, change to paid-up insurance, or make a partial surrender before you have paid the premium that is due at the beginning of the fifteenth policy year	Up to 40% of the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy Fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection*	Same as the current amount

Administrative Charge for Partial Surrender	When you make a partial surrender of the Policy	Currently waived	The charge will not exceed our administrative costs.

Fee for Transfer of Assets	When you transfer assets among the Account divisions	Currently waived	$25

*	The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums. The surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for substandard mortality) plus a term insurance premium for the initial amount of Additional Protection.

For Policies surrendered after payment of the premium due at the beginning of year	Premium Surrender Charge Percentage
	Issue age 65 and under	Issue age 75
1	24%	24%
2	28%	25.5%
3	32%	27%
4	36%	28.5%
5 through 10	40%	30%
11	32%	24%
12	24%	18%
13	16%	12%
14	8%	6%

For Policies surrendered after payment of the premium due at the beginning of year	Premium Surrender Charge Percentage
	Issue age 65 and under	Issue age 75
15 and later	0%	0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

Periodic Charges Other than Portfolio Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Charge for Administrative Costs	Annually on the Policy anniversary	$60	$84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection

Charge for Issuance Expenses	Annually on the Policy anniversary for each of the first ten policy years	$24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection	Same as current amount

Charge for Guarantee of the Minimum Guaranteed Death Benefit	Annually on the Policy anniversary	$0.12 per $1,000 of Minimum Guaranteed Death Benefit	Same as current amount

Charge for Cost of Insurance—Minimum and Maximum* Charge for Cost of Insurance—Representative*	Annually on the Policy anniversary	Minimum: $0.69 per $1,000 of net amount at risk(b)(e)* Maximum: $1,000 per $1,000 of net amount at risk(c)(e)* Representative: $1.69 per $1,000 of net amount at risk(d)(e)*	Same as current amount

Charge for Mortality and Expense Risks	Daily	Annual rate of .45% of the assets of the Account*	Annual rate of .60%

Charge for Waiver of Premium Rider(a) Minimum and Maximum* Charge for Waiver of Premium Rider—Representative(a)*	Annually on the Policy anniversary to age 65	Minimum: 1.3% of premium(f) Maximum: 5.1% of premium(g) Representative: 2.5% of premium(h)	Same as current amount

Charge for Additional Purchase Benefit(a)	Annually on the Policy anniversary to age 40	Minimum: $0.54 per $1,000 of the benefit(j)(l) Maximum: $2.21 per $1,000 of the benefit(k)(l)	Same as current amount

Extra Premium for Insureds Who Qualify as SubStandard Risks	Annually on the Policy anniversary and with each unscheduled premium	Up to $53.63 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection plus up to 37.2% of any (optional) additional premium(m)	Same as current amount

Charge for Mortality and Expense Risks and Expenses for Loans	Daily	Annual rate of .90% of the borrowed amount(n)*	No maximum specified

*	The amounts of these deductions may be effectively reduced by the dividends we may pay on inforce Policies. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Northwestern Mutual Financial Representative. We do not guarantee future dividends. (See “Annual Dividends.”) The cost of insurance rate shown in the table may not be representative of the charge that a particular Policy Owner may pay. Request an illustration for personalized information. (See “Illustrations.”)

(a)	These charges apply only for Policies with these optional benefits.

(b)	For a female insured age 10.

(c)	At age 99

(d)	For a male insured age 35 in the Premier NT or Preferred NT risk classification

(e)	The amount is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured and a mortality table. The selection of the mortality table is determined by the risk classification of the insured.

(f)	At issue age 0-9

(g)	At issue age 57

(h)	At issue age 35

(j)	At issue age 0

(k)	At issue age 38

(l)	The maximum benefit amount is $100,000

(m)	Varies by age and risk classification

(n)	The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5% or an alternative variable rate based on corporate bond yields. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate.

Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses (including investment advisory fees, distribution (12b-1) fees, and other expenses) of the Portfolios of the underlying Funds that you may pay periodically during the time that you own the Policy. These expenses do not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2005. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

Total Annual Portfolio Operating Expenses	Minimum		Maximum
(expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Fund assets)	[	%]	[	%]

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $132 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately over 5,600 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife® (October 11, 1995 in most states) are different from the Variable CompLife® Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.

Northwestern Mutual is obligated to pay all amounts promised to Policy Owners, subject to the terms and conditions of the Policy. Furthermore, the portion of Account assets equal to policy reserves and liabilities will not be used to pay any liabilities of Northwestern Mutual, other than those arising from variable life insurance policies, although Northwestern Mutual does reserve the right to transfer Account assets in excess of this amount out of the Account.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of a corresponding Portfolio of one of the Funds described below.

The Funds

Each of Northwestern Mutual Series Fund, Inc, Fidelity® Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company (“Funds”). The Account buys shares of the series of the Funds identified below (“Portfolios”) at their respective net asset values without sales charge. You may choose to allocate your purchase payments among up to ten of twenty-four divisions and transfer values from one division to another, each of which corresponds with one of the Portfolios. Amounts you allocate among the divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the corresponding underlying Portfolios.

The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital

T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.

Aggressive Growth Stock Portfolio	Long-term growth of capital

International Growth Portfolio	Long-term growth of capital

Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC

AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	Alliance Capital Management L.P.

Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index

Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC

Growth Stock Portfolio	Long-term growth of capital

Large Cap Core Stock Portfolio	Long-term growth of capital and income

Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company

T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.

Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index

Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk

Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk

High Yield Bond Portfolio	High current income and capital appreciation

Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital

Money Market Portfolio	Maximum current income consistent with liquidity and stability of capital

Fidelity® Variable Insurance Products Fund III

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective
VIP Mid Cap Portfolio	Long-term growth of capital

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Frank Russell Investment Management Company (“FRIMCo”). FRIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital

Information About the Policy

The Policy Design

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years, or more than 46 years.

We place Net Premiums in the Account divisions you select. The Net Premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced any charges, including the cost of insurance, which is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience of your investments, which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling.

For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. You may request a sales illustration to show the impact on the Additional Protection of a particular average annual net investment rate of return. (See “Illustrations.”) Any excess Policy Value (“Excess Amount”) is simply added to the death benefit and the Cash Value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. (See “Excess Amount” and “Tax Treatment of Policy Benefits.”)

The Policy also allows you to pay additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums. You may also pay additional premiums to increase the Policy Value.

Requirements for Insurance

The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum also may apply in some other circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. (See “Special Policy for Employers.”) In all cases, the Minimum Guaranteed Death Benefit must be at least $1,000.

Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet underwriting requirements for the best three classifications are considered Premier NT, Preferred NT, and Standard Plus NT, respectively. The best two classes of smokers are considered Premier T and Preferred T, respectively. The premium depends in part on the risk classification. We charge a higher premium for insureds who qualify as substandard risks, i.e., for insureds who do not qualify for the risk classifications mentioned above. The amount of extra premium depends in part on the risk classification in which we place the insured.

For contracts issued prior to January 1, 2005, we used a different risk classification system. Risks which would be considered Premier NT or Preferred NT under the current system were called Standard Plus. Risks which would be considered Premier T or Preferred T under the current system were called Standard.

Premiums

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office. We accept premium payment by various means, including check and electronic funds transfer (EFT).

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule and we permit premium payment under an authorized payment plan by electronic funds transfer from your bank. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semi-annual premium is equal to the annual premium times .5096 plus $1.35. For any frequency other than annual, the annual percentage rate (“APR”) will depend on the amount of the annual premium and the premium payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.nmfn.com. The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.

Annual Premium	Periodic Premium	Annual Sum of Periodic Premiums	Excess of Annual Sum of Periodic Premiums Over Annual Premium	Annual Percentage Rate (APR)
MONTHLY PREMIUMS
$1,000.00	$86.80	$1,041.60	$41.60	9.00%
5,000.00	432.00	5,184.00	184.00	7.97%
10,000.00	863.50	10,362.00	362.00	7.84%

QUARTERLY PREMIUMS
1,000.00	259.30	1,037.20	37.20	9.96%
5,000.00	1,288.50	5,154.00	154.00	8.24%
10,000.00	2,575.00	10,300.00	300.00	8.03%

SEMIANNUAL PREMIUMS
1,000.00	510.95	1,021.90	21.90	8.96%
5,000.00	2,549.35	5,098.70	98.70	8.06%
10,000.00	5,097.35	10,194.70	194.70	7.94%

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured’s age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. (See “Requirements for Insurance.”) Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured’s age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement, the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period. The premium rates for term insurance are set forth in the Policy. In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured’s 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80, but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.

You may suspend payment of scheduled premiums, at your option, if, as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year’s minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. (See “Excess Amount.”) The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. (See “Charges Against the Policy Value.”) While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. These charges are set forth in your Policy in the Table of Charges under Premium Suspension. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year’s minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. (See “Paid-Up Insurance.”) If you surrender a Policy, its Cash Value will be paid. (See “Cash Value.”) The following table shows representative annual premiums for a Policy with an initial death benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male Premier NT or Preferred NT, Standard Plus NT and Premier T or Preferred T, at three ages.

Age at Issue	Minimum Guaranteed Death Benefit	Premium for Minimum Guaranteed Death Benefit	Additional Protection	Premium for Additional Protection	Total Premium
	PREMIER NT or PREFERRED NT
15	$200,000	$1,292	$200,000	$588	$1,880
35	200,000	2,610	200,000	1,010	3,620
55	200,000	6,618	200,000	3,320	9,938

	STANDARD PLUS NT
15	$200,000	$1,406	$200,000	$608	$2,014
35	200,000	2,874	200,000	1,118	3,992
55	200,000	7,196	200,000	4,428	11,624

	PREMIER T or PREFERRED T
15	$200,000	$1,612	$200,000	$740	$2,352
35	200,000	3,362	200,000	1,310	4,672
55	200,000	8,650	200,000	6,380	15,030

Death Benefit

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount, and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and, if premiums are not paid on an annual basis, an adjustment for premiums used to purchase paid-up additional insurance that are due later in the Policy year.

The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4% after the Account charges and the expenses of the Portfolios in which you invest. (See “Charges Against the Account Assets.”) We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value unless the Policy has an Excess Amount. (See “Excess Amount.”) After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured’s 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.

The Policy Value represents the cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary, and any other charges. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. (See “Excess Amount.”) Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.

We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. (See “Tax Treatment of Policy Benefits.”) These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement, an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.

The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

Death benefits will be paid under the payment plan that takes effect on the date of death of the insured. Available payment plans include an Interest Income Plan, Installment Income Plans, and Life Income Plans. The Interest Income Plan will be in effect if no payment plan has been elected. The Policy Owner may elect the payment plan while the insured is living or, if the insured is not the Policy Owner, during the first 60 days after the insured’s date of death. If the Policy Owner fails to elect a payment plan, a Beneficiary may elect a payment plan for death benefits payable to that Beneficiary. A payment plan that is elected by the Policy Owner will take effect on the date of death of the insured if it is received in our Home Office while the insured is living. In all other cases, it will take effect on the date of receipt or a later date, if requested.

Policy Value and Paid-Up Additional Insurance

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability if you increase the scheduled additional premium. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured’s 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

Allocations to the Account

We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account as of the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums other than on an annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office, provided the request is received in good order prior to the close of trading on the New York Stock Exchange. Net premiums are premiums less the deductions from premiums. (See “Deductions from Premiums.”)

We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. If you do not pay the initial premium with the application, the initial allocation date is the latest of 45 days after the date of the completed application, 32 days after we approve the application or 32 days after the Policy date. On the initial allocation date, the amount in the Money Market Division is invested in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. Eligible owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at nmfn.com. If you allocate any portion of a premium to a division, the division must receive at least 1% of that premium.

You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time. We count the Money Market Division as one of the ten available divisions if you are using it for any purpose, including the initial allocation date procedure described above or dollar cost averaging.

You may transfer accumulated amounts from one division of the Account to another. We will make the transfer based upon the next valuation of Account assets in the affected divisions that we make after we receive the written request at our Home Office, provided it is in good order. If eligible, Owners may make a transfer request via Northwestern Mutual Express (1-800-519-4665) or via our website at nmfn.com. Although no fee is presently charged, we reserve the right to charge a fee of up to $25 to cover administrative costs of transfers.

Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or initial allocations or changes in allocations.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

Deductions and Charges

Deductions from Premiums We deduct a charge from each premium for state and federal taxes attributable to premiums. The total amount of this deduction is 3.5% of the premium. We may change the charge for taxes to reflect any changes in the law, but will not charge more than the maximum amount allowed under the Policy.

We deduct a charge, or “sales load,” of 4.5% for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for costs in a Policy year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. (See “Charges Against the Account Assets.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policy Owners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than distribution expenses, incurred in issuing the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus $ 0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. (See “Surrender Charges.”)

We deduct an annual charge of $ 0.12 per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.

To determine the net annual premium, we will also deduct any extra amounts we charge for insureds who qualify as substandard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

Charges Against the Policy Value We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at a net annual rate of 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For Premier NT and Preferred NT risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Non-Smoker Mortality Tables. For Premier T and Preferred T risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the Cash Value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance, or a change to variable benefit paid-up insurance.

Charges Against the Account Assets There is a daily charge to the Account for the mortality and expense risks that we have assumed. The current charge is at the annual rate of .45% of the assets of the Account, not to exceed a maximum annual rate of .60%. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies may be used in determining dividends. (See “Annual Dividends.”)

The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a separate daily charge on assets for federal income taxes we have incurred. The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables—Annual Fund Operating Expenses” and attached mutual fund prospectuses.)

Transaction Charges The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

Surrender Charges If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. Similarly, we will deduct surrender charges on a change to paid-up insurance. (See “Paid-Up Insurance.”) A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually, we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

For Policies surrendered after payment at the beginning of year	Premium Surrender Charge Percentage
	Issue age 65 and under	Issue age 75
1	24%	24%
2	28%	25.5%
3	32%	27%
4	36%	28.5%
5 through 10	40%	30%
11	32%	24%
12	24%	18%
13	16%	12%
14	8%	6%
15 and later	0%	0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a reduction in face amount, we will deduct the difference in surrender charges before and after the reduction.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charges will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an insured ages 15-59, the surrender charges will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charges could equal or exceed the Policy Value but we will not apply the surrender charges to the value of any paid-up additional insurance.

Expenses of the Portfolios The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables— Total Annual Portfolio Operating Expenses” and the attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

Cash Value

The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis, we reduce the Cash Value for any premiums due later in the Policy year.

We determine the Cash Value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender your Policy for the Cash Value at any time during the lifetime of the insured. Alternatively, you may request that we apply the Cash Value to provide a reduced amount of fixed or variable paid-up insurance. (See “Paid-Up Insurance.”)

We will permit partial surrenders of a Policy so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy, except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The Cash Value and the death benefit will be proportionately reduced. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. Although no fee is presently charged, we may make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction.

Annual Dividends

The Policies are eligible to share in the divisible surplus, if any, of the Company. This divisible surplus is determined each year. The share, if any, of a Policy will be credited as a dividend on the Policy anniversary. Decisions concerning the amount and appropriate allocation of divisible surplus are within the sole discretion of the Company’s Board of Trustees. There is no guaranteed method or formula for the determination or allocation of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on a Policy is not guaranteed.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among policies eligible for dividends. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Although subject to change, the process of determining dividends generally can be described as follows. Our actuaries annually examine current and recent experience and compare these results with those which were assumed in determining premium rates when each class of Policies was issued. The factors used to determine classes include, but are not limited to, year of issue, age, plan of insurance, and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Based on the actuary’s recommendations, our Board of Trustees adopts a dividend scale each year, thereby authorizing the distribution of the dividend. We pay any dividend on a Policy’s anniversary, and the dividend reflects our experience for the prior year.

For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with all of our life insurance.

Dividends for variable life insurance are generally lower than those for our fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable Cash Value. For fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected to be relatively low during the first 15 Policy years.

You may use dividends to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. (See “Excess Amount.”) If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or you may receive the dividend in cash. We will use dividends to increase the Policy Value if you give us no direction. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or you may receive the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or you may receive the dividend in cash.

Loans and Withdrawals

Described below are certain terms and conditions that apply when you borrow or withdraw amounts under the Policy. For information on the tax treatment on loans and withdrawals, see “Tax Treatment of Policy Benefits” and consult with your tax advisor.

Loans You may borrow up to 90% of the Policy’s Cash Value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of Cash Value the Policy would have had if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy. If the premium loan provision is in effect and premium payments are not suspended, a loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the Policy loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%.

A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and Cash Value because the amounts borrowed will not participate in the Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of Cash Value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

Withdrawals You may make a withdrawal if the Excess Amount is sufficient. (See “Excess Amount.”) A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. A maximum of four withdrawals are permitted per policy year. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the Account divisions.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

Excess Amount

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends are used to increase Policy Value, (4) a 4% level annual net rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

Paid-Up Insurance

If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the Cash Value from the Account to our general account. Thereafter the Policy will not participate in the Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) The minimum Cash Value for fixed benefit paid-up insurance is $1,000. If the Cash Value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the Cash Value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of Cash Value plus any Policy debt as a net single premium at the attained age of the insured. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance, neither the death benefit nor the Cash Value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless you surrender the Policy or the Policy terminates. While the Policy is in force as either fixed or variable benefit paid-up insurance, the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt and the Policy loan interest rate will continue. (See “Loans and Withdrawals.”)

Reinstatement

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% annual net rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement. We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its Cash Value.

Right to Return Policy

You may return a Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you received the Policy. You may mail or deliver the Policy to the Financial Representative who sold it or to our Home Office. The amount of your refund depends on state law. In some states the amount of the refund will be the premium you paid. In other states the refund will be the sum of the amounts deducted from the premium plus the Policy Value less any Policy debt on the date we receive a written request for the return of the premium at our Home Office. If returned, we will consider the Policy void from the beginning.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account (“Fixed Benefit Policy”). You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and Cash Values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

You may also exchange a Policy for a Fixed Benefit Policy if any of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio. You will be given notice of any such change and will have 60 days to make the exchange.

Other Policy Provisions

Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the owner or prospective purchaser of a Policy.

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued, you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

Suicide If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the Cash Value of any variable paid-up insurance surrendered.

Misstatement of Age or Sex If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits There are two optional benefits available for purchase under the Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the insured if the disability is due to accident or sickness and it begins on or before the Policy anniversary nearest the insured’s 60th birthday. If the disability occurs after the Policy anniversary nearest the insured’s 60th birthday the benefit waives the payment of all premiums that come due during the total disability of the insured until the Policy anniversary nearest the insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability.

If you select one or both of these optional benefits, you will be subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any charge will continue to be assessed (1) as long as the benefit remains in force; (2) until we have paid the benefit; or (3) until you decide you no longer need the benefit and let us know in writing at our Home Office. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Benefit Payment Plans The Policy provides a variety of payment plans for Policy benefits. A Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policy Owners.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment on surrender is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%.

Voting Rights

We are the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares, we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders’ meeting of the Funds. However, we will vote the shares held in the Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of shares for each division of the Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy’s Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

If we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports

For each Policy year, you will receive a statement showing the death benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. The reports and confirmation statements will show the apportionment of invested assets among the Account divisions. The invested assets equal the Policy Value plus the value of any variable paid-up additions. The invested assets may exceed the Cash Value of your Policy, because the Cash Value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy year. You will also receive annual reports, including financial statements. If the Policy is in force as fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the death benefit, cash value, and any Policy loan.

Special Policy for Employers

A reduced minimum amount applies for Policies where the insurance involves an employer-sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured’s age when the Policy is issued. Premium rates for term insurance are set forth in the Policy.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured’s beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer-sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we now send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each contract owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Financial Statements

Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account’s Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.

Legal Proceedings

We are engaged in litigation of various kinds which, in our judgment, is not of material importance in relation to our total assets. There are no pending legal proceedings to which the Account is a party.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit, invested assets and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured and will reflect such factors as the amount of Minimum Guaranteed Death Benefit and amount of Additional Protection that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy’s actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Treatment of Policy Benefits

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent, but that further changes may be made.

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

The definitional test under the Code is currently based on mortality tables adopted in 1980 or earlier. However, for policies materially changed after 2008, the test will be based on 2001 mortality tables. Because the Policy will not satisfy the definitional test using 2001 mortality tables, you will not be permitted to make certain changes to your Policy after 2008 (as defined by Notice 2004-61).

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner’s control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Account, the income and gains related to those shares would be included in the owner’s gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

Tax Treatment of Life Insurance While a Policy is in force, increases in the Cash Value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See “Other Tax Considerations.”)

As a general rule, the proceeds from a withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Policy Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed Cash Value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

A Policy may be exchanged tax-free for another life insurance policy, an endowment contract or an annuity contract covering the same insured. Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premiums paid at any time during the first seven Policy years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Cash Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit, a change in the level of premium payments, and certain other changes. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of Cash Value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Business Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policy Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.

Split-Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under, the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

New requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but proposed regulations treat certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. Further guidance is expected on this issue.

Valuation of Life Insurance In 2005, the Treasury and Internal Revenue Service imposed special valuation rules on life insurance distributed from a qualified plan to a participant or transferred by an employer to an employee. Notice 2005-25 provides a safe harbor formula for valuing variable life insurance that is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy year. These rules do not apply to split-dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations Pursuant to regulations issued in 2003, taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

More information about Northwestern Mutual Variable Life Account (“Account”) is included in a Statement of Additional Information (SAI), which is dated the same day as this prospectus, incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Account’s SAI, or current annual report, call us at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable CompLife® Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

VARIABLE COMPLIFE®

An individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed

Death Benefit with Additional Protection in an integrated policy design. (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the “Account”), and the related notes and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2005 are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:

Year	Amount
2005	$	_________
2004		$84,959,069
2003		$85,607,978

Commissions paid to our agents will not exceed 40% of the collected premium up to the Target Premium for the first year, 6% of the Target Premium for the second through tenth years, 2.75% of the Target Premium thereafter and .10% of the Adjusted Policy Value at the end of the sixth through tenth years.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2005, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2005, and for the year then ended are hereby incorporated by reference. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

Page F-1 through F-__ are reserved for

the December 31, 2005 Consolidated Financial

Statements of The Northwestern

Mutual Life Insurance Company

F-1

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006

(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997

(b)	Not Applicable

(c)	Distribution Agreement entered into on October 3, 1968 between The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit (c) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003

(d)

Form of Policies -

(1) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex distinct)

(2) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex neutral for employers)

(3) Forms of Optional Riders to Variable Whole Life Insurance Policy QQ.VCL:

(i) Waiver of Premium Benefit

(ii) Additional Purchase Benefit

Exhibits A(5)(a), A(5)(b), A(5)(c), and A(5)(d) to Form S-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed May 31, 2001

(e)	Form of Life Insurance Application 90-1 L.I.(0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed April 28, 2005

(f)1(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996

(f)1(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003

(g)	Form of Reinsurance Agreement	Exhibit (g) to Form S-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003

(h)1(a)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(b)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)1(c)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(i)	Not Applicable

(j)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(k)	Opinion and Consent of John M. Bremer, Esq. dated September 21, 1995	Exhibit 99.2 to Form S-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed September 29, 1995

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP	To be filed upon amendment

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B)	Exhibit (q) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of February 21, 2006

Name	Business Address
Edward E. Barr	2050 Center Avenue Suite 567 Fort Lee, NJ 07024

John M. Bremer	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

Peter W. Bruce	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

Robert C. Buchanan	Fox Valley Corporation 100 West Lawrence Street (54911) P.O. Box 727 Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	ARZU 77 Stone Gate Lane Lake Forest, IL 60045

James D. Ericson	777 East Wisconsin Avenue Suite 3010 Milwaukee, WI 53202

David A. Erne	Reinhart Boener Van Deuren, sc 1000 North Water Street Suite 2100 Milwaukee, WI 53202

J. E. Gallegos	Gallegos Law Firm 460 St. Michaels Drive Building 300 Santa Fe, NM 87505

James P. Hackett	Steelcase, Inc. 901 – 44th Street Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc. 1437 South Boulder Tulsa, OK 74119

Stephen F. Keller	101 South Las Palmas Avenue Los Angeles, CA 90004

Barbara A. King	Landscape Structures, Inc. Route 3 601-7th Street South Delano, MN 55328

Margery Kraus	APCO Worldwide 700 12th Street, NW, Suite 800 Washington, DC 20005

J. Thomas Lewis	228 St. Charles Avenue Suite 1024 New Orleans, LA 70130

Daniel F. McKeithan, Jr.	Tamarack Petroleum Company, Inc. 777 East Wisconsin Avenue Suite 1920 Milwaukee, WI 53202

Ulice Payne, Jr.	Addison-Clifton, L.L.C. 13555 Bishop’s Court Suite 245 Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation 201 East Seven Hills Road P.O. Box 998 Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling 599 Lexington Avenue, Room 1064 New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of February 21, 2006

Name	Title
Edward J. Zore	President and Chief Executive Officer
John M. Bremer	Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce	Chief Insurance Officer
Deborah A. Beck	Executive Vice President (Planning and Technology)
William H. Beckley	Executive Vice President (Agencies)
Mason G. Ross	Executive Vice President & Chief Investment Officer
Mark G. Doll	Senior Vice President (Public Markets)
Christine H. Fiasca	Senior Vice President (Field Support & Systems)
Richard L. Hall	Senior Vice President (Life Product)
William C. Koenig	Senior Vice President & Chief Actuary
Jean M. Maier	Senior Vice President (Insurance Operations)
Meridee J. Maynard	Senior Vice President
Gregory C. Oberland	Senior Vice President & Chief Information Officer
Gary A. Poliner	Senior Vice President & Chief Financial Officer
Marcia Rimai	Senior Vice President (Business Integration Services) (Marketing)
Charles D. Robinson	Senior Vice President (Investment Products & Services)
John E. Schlifske	Senior Vice President (Investment Products & Services and Affiliates)
Leonard F. Stecklein	Senior Vice President (Investment Products & Services)
Robert J. Berdan	Vice President, General Counsel & Secretary
Michael G. Carter	Vice President (Field Compensation & Administration)
Steven T. Catlett	Vice President (Investment Products)
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Vice President (Real Estate)
Gloster B. Current	Vice President (Policyowner Services)
Thomas E. Dyer	Vice President (Corporate Services)
John M. Grogan John C. Kelly John L. Kordsmeier	Vice President (Disability Income) Vice President & Controller Vice President (New Business)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Vice President (Securities)
Raymond J. Manista	Vice President (Corporate Planning)
David W. Simbro	Vice President (Long Term Care)
Brenda F. Skelton	Vice President (Communications)
Calvin R. Schmidt	Vice President (Investment Product Operations)
J. Edward Tippetts	Vice President (Wealth Management)
Donald G. Tyler	Vice President (IPS Sales & Products)
Martha M. Valerio	Vice President (Information Systems)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2005

Name	Title
John Abbott	Director-Field Benefit Consultants
Carl Amick	VP-Risk Management Operations
Jason Anderson	Assistant Director Tax
Mark Backe	Asst. General Counsel & Asst. Secretary
Rebekah Barsch	Vice President Investment Product Lines
Blaise Beaulier	Director of Project Portfolio Management
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Maryann Bialo	Asst. Director DI Benefit
Carrie Bleck	Director Policyowner Services
Melissa Bleidorn	Asst. General Counsel & Asst. Secretary
Sandra Botcher	Asst. General Counsel & Asst. Secretary
Anne Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Gwen Canady	Director Corporate Reporting
Kurt Carbon	Director Life Lay Standards
Susan A. Cerbins	Asst. General Counsel & Asst. Secretary
Walt Chossek	Director-Finance
Tom Christianson	Director Advanced Business Services
Barbara Courtney	Director Mutual Fund Accounting
Dennis Darland	Asst. Director DI Benefit
Mark Diestelmeier	Asst. General Counsel & Asst. Secretary
Dave Dorshorst	Director Field Services and Support
John E. Dunn	Asst. General Counsel & Asst. Secretary
James R. Eben	Asst. General Counsel & Asst. Secretary
Cheryl Flanders	Compliance & QA Consultant
Carol Flemma	Director-IPS Bus Development/Comm
Don Forecki	Director Investment Operations
James C. Frasher	Asst. General Counsel & Asst. Secretary
John Garofani	Asst. General Counsel & Asst. Secretary
Sheila Gavin	Asst. General Counsel & Asst. Secretary
Don Gehrke	Director-Inv Client Services
Tim Gerend	Asst. General Counsel & Asst. Secretary
Wally Givler	Vice President Investment Accounting
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Bob Gleeson	Vice President & Medical Director
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Tom Guay	Vice President Underwriting Standards
Greg Gurlik	Director Long Term Care Product Development
Wayne Heidenreich	Medical Director
Gary Hewitt	Vice President & Treasurer
Patricia Hillmann	Director-Annuity Customer Service
Mark W. Humphrey	Director-Architecture Construction Environmental Services
Sharon A. Hyde	Asst. Director Disability Benefit
Elizabeth Idleman	Asst. General Counsel & Asst. Secretary
Todd Jones	Asst. Director- IPS Finance
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Mollie Kenny	Regulatory Consultant
Don Kiefer	Vice President Actuary
James Koelbl	Asst. General Counsel & Asst. Secretary

Abim Kolawole	Asst. General Counsel & Asst. Secretary
Robert Kowalsky	Vice President & Chief Architect
Carol L. Kracht	Vice President, Deputy General Counsel & Investment Counsel
Pat Krueger	Director Annuity Customer Service
Todd Kuzminski	Director Investment Accounting
Donna Lemanczyk	Director-Investment Closing
Elizabeth Lentini	Asst. General Counsel & Asst. Secretary
Sally J. Lewis	Asst. General Counsel & Asst. Secretary
James Lodermeier	Senior Actuary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Cindy Lubbert	Asst. Director-DI Underwriting
Dean Mabie	Asst. General Counsel & Asst. Secretary
Jon Magalska	Actuary
Steve Mannebach	Director Field Management Development
Anthony C. Marino	Asst. General Counsel & Asst. Secretary
Jeff Marks	Director Special Projects
Steve Martinie	Asst. General Counsel & Asst. Secretary
Ted Matchulat	Director Product Compliance
Allan McDonnell	Director-Order Entry Desk/Retail Svc
James L. McFarland	Asst. General Counsel & Asst. Secretary
Patrick McKeown	Investment Research Consultant
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Bob Meilander	Vice President Corporate Actuary
Christopher Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Joanne Migliaccio	Director Field Services and Support
Michael Mihm	Asst. Director-IPS Field Consulting
Lynn Milewski	Director Annuity New Business
Daniel Moakley	Asst. General Counsel & Asst. Secretary
Jill Mocarski	Medical Director
Karen Molloy	Director Banking & Cash Management
Diane Moro-Goane	Director Marketing Materials Review
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
Tim Nelson	Director Market Conduct
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus	Director-Business Retirement Markets
Kathy Oman	Director-IPS Projects and Planning
Timothy Otto	Asst. General Counsel & Asst. Secretary
Art Panighetti	Vice President Tax
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
Pete Peterson	Director Long Term Care Administration
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Randy Powell	Medical Director
Dave Remstad	Vice President Specialty Markets
Tom Richards	Vice President Agency Development
Dan Riedl	President NMIS
Kathleen M. Rivera	Vice President and Deputy General Counsel

Bethany Rodenhuis	Vice President Audit
Tammy Roou	Asst. General Counsel & Asst. Secretary
Matt Sauer	Director-IPS Compensation
Linda Schaefer	Director-Special Investigative Unit
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz	Vice President Business Markets
Kathleen H. Schluter	Vice President & Tax Counsel
Sue Schmeidel	Director Field Development
Rodd Schneider	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
Sherri Shickert	Director Policyowner Services
David Silber	Asst. General Counsel & Asst. Secretary
Stephen M. Silverman	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Associate General Counsel & Asst. Secretary
Warren Smith	Assistant Director-Architecture
Diane Smith	Assistant Director Policyowner Services
Richard Snyder	Director-Mutual Fund Prod
Steve Sperka	Director DI Benefits
Karen Stevens	Asst. General Counsel & Asst. Secretary
Steve Stone	Director IS Finance
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Cheryl Svehlek	Director-Administration
Rachel Taknint	Vice President, Department Planning and Operations & Associate General Counsel
Paul Tews	Director Investment Planning
Kellen Thiel	Director-Managed Products
Derek Tyus	Director of Strategic Analysis & Planning
Mary Beth Van Groll	Vice President Information Systems
Natalie Versnik	Director Policyowner Services
Andy Ware	Vice President Actuary
Joel Weiner	Medical Director
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Don Wilkinson	Vice President Agency Administration
Jeff Williams	Director Compliance Risk Management
Brian Wilson	Director-IPS National Sales
John Wilson	Director Long Term Care Sales Support
Robert Wright	Director-Affinity Funds
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Rick Zehner	Vice President Life Products
Patti Zimmermann	Director Investment Technology & Development
Philip Zwieg	Vice President Information Systems

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of December 31, 2005 are set forth on pages C-9 through C-11. In addition to the subsidiaries set forth on pages C-9 through C-11, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of December 31, 2005)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Brian International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Diversey, Inc. – 100% ownership	Delaware
Elderwood International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Elizabeth International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Frank Russell Company – 85.48% ownership	Washington
Frank Russell Investment Management Company – 85.48% ownership	Washington
Green Room Properties, LLC – 100% ownership	Delaware
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
INV Corp. – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
Jersey Par, LLC – 100% ownership	Delaware
JYD Assets, LLC – 100% ownership	Delaware
KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Larkin, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware

Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mason Street Funds, Inc. – 70%[2] ownership	Maryland
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM Regal, LLC – 100% ownership	Delaware
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NMIS Alabama Agency, LLC – 100% ownership	Alabama
NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts
NMIS Georgia Agency, LLC – 100% ownership	Georgia
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NML/Tallahassee, Inc. – 100% ownership	Florida
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware
NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[3] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands
Northwestern Securities Holdings, LLC – 100% ownership	Delaware
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 85.48% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware

Scotty, LLC – 100% ownership	Delaware
Sean International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Solar Resources, Inc. – 100% ownership	Wisconsin
St. James Apartments, LLC – 100% ownership	Delaware
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Summerhill Management, LLC – 100% ownership	Delaware
Summit Mall, LLC – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2005, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

(3)	Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29.	Indemnification

That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 30.	Principal Underwriters

(a) Northwestern Mutual Investment Services, LLC (“NMIS”), is the principal underwriter currently distributing securities of the Registrant. NMIS is the principal underwriter for NML Variable Annuity Account B and the Northwestern Mutual Variable Life Account and all other separate accounts registered under the Investment Company Act of 1940 as unit investment trusts for which Northwestern Mutual serves as the Depositor.

(b) As of February 21, 2006, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark J. Backe	Secretary
Rebekah B. Barsch	Vice President, Investment Product Lines
William H. Beckley	Director
Lisa M. Belli - Fuchs	Director, Compliance Assurance
Mark S. Bishop	Director, Field Supervision
Michael G. Carter	Vice President, Field Services and Support
Walter J. Chossek	Treasurer
Eric P. Christophersen	Vice President, Comliance/Best Practices
Closter B. Current	Vice President, Variable Life Servicing
David J. Dorshorst	Director, Compensation
Michael S. Ertz	Director, Recruiting and Retention
Christina H. Fiasca	Director
Dennis J. Fitzpatrick	Director, Supervision of Todd Business
Carol J. Flemma	Director, Business Development
Stephen J. Frankl	Vice President, Field Training and Development
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
Laila V. Hick	Assistant Director, NMIS Policy Standards Development
Karla D. Hill	Director, Human Resources
Patricia J. Hillman	Director, Annuity Operations
Diane B. Horn	Director, BD Operations Compliance; Policy, Procedures & Communications
Robert J. Johnson	Director, Compliance Oversight; Chief Compliance Officer of NMIS Registered Investment Advisor
John L. Kordsmeier	Vice President, Variable Life Sales
Gregory S. Leslie	Compliance Registered Options Principal (CROP)
Mary M. Lucci	New Business Compliance Coordinator
Jean M. Maier	Director; Senior Vice President, Insurance Operations
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	Regional Vice President
Allan J. McDonell	Director, Retail Investment Services; Senior Registered Options Principal (SROP)

Jeffrey L. Michaelson	Assistant Director, Mutual Funds
Joanne M. Migliaccio	Director, Contract, License and Registration
Lynn A. Milewski	Director, Annuity Operations
Jay W. Miller	Vice President, Advanced Planning
Diana L. Moro-Goane	Director, Marketing Materials Review
Jennifer Murphy	Assistant Secretary
Timothy Nelson	Director, Market Conduct
Jeffrey J. Niehaus	Director, Business Retirement Markets
Jennifer O’Leary	Assistant Treasurer
Daniel J. O’Meara	Regional Vice President, Field Supervision
Michael J. Patkunas	Regional Vice President
Chris E. Peterson	Regional Vice President
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Charles D. Robinson	Senior Vice President, IPS Strategy
Robin E. Rogers	Assistant Director, License & Registration
John E. Schlifske	Director; President and CEO
Calvin R. Schmidt	Vice President, Investment Product Operations & Systems
Richard P. Snyder	Director, Mutual Funds
William H. Taylor	Director, Financial Security Planning
Kellen A. Thiel	Director, Managed Products
VACANT	Vice President, Field Development
Donald G. Tyler	Vice President, Investment Products and Sales
Thomas A. Waisnor	Regional Vice President
Alan M. Werth	Third Party Sales Consultant
Anne C. Wills	Director, Variable Product Compliance
Donald R. Wilkinson	Vice President, Field Management
Jeffrey B. Williams	Vice President, Compliance Risk Management & Chief Compliance Officer of NMIS Broker-Dealer, Executive Representative
Brian D. Wilson	National Sales Director
Robert J. Wright	Director, Russell Distribution and Planning

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) During 2005 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $81,916,793 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 21st day of February, 2006.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 21st day of February, 2006.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President, General Counsel and Secretary		Edward J. Zore, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Trustee, President and Chief Executive Officer; Principal Executive Officer

/s/ GARY A. POLINER Gary A. Poliner	Senior Vice President and Chief Financial Officer; Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller; Principal Accounting Officer

J. Thomas Lewis	Trustee

/s/ STEPHEN F. KELLER* Stephen F. Keller	Trustee

/s/ J. E. GALLEGOS* J. E. Gallegos	Trustee

/s/ KATHRYN D. WRISTON* Kathryn D. Wriston	Trustee

/s/ BARRY L. WILLIAMS* Barry L. Williams	Trustee

/s/ DANIEL F. MCKEITHAN, JR.* Daniel F. McKeithan, Jr.	Trustee

/s/ JAMES D. ERICSON* James D. Ericson	Trustee

/s/ EDWARD E. BARR* Edward E. Barr	Trustee

/s/ ROBERT C. BUCHANAN* Robert C. Buchanan	Trustee

/s/ H. MASON SIZEMORE, JR.* H. Mason Sizemore, Jr.	Trustee

/s/ JOHN J. STOLLENWERK* John J. Stollenwerk	Trustee

/s/ GEORGE A. DICKERMAN* George A. Dickerman	Trustee

/s/ JOHN E. STEURI* John E. Steuri	Trustee

/s/ BARBARA A. KING* Barbara A. King	Trustee

/s/ PETER M. SOMMERHAUSER* Peter M. Sommerhauser	Trustee

/s/ JAMES P. HACKETT* James P. Hackett	Trustee

/s/ JOHN M. BREMER* John M. Bremer	Trustee

/s/ PETER W. BRUCE* Peter W. Bruce	Trustee

/s/ DAVID A. ERNE* David A. Erne	Trustee

/s/ MARGERY KRAUS* Margery Kraus	Trustee

/s/ CONNIE K. DUCKWORTH* Connie K. Duckworth	Trustee

/s/ ULICE PAYNE, JR.* Ulice Payne, Jr.	Trustee

/s/ DAVID J. DRURY* David J. Drury	Trustee

Hans Helmerich	Trustee

*By:	/s/ EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney attached hereto

Each of the signatures is affixed as of February 21, 2006

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint each or either of Edward J. Zore and John M. Bremer, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign (1) any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, and (2) one or more reports for the fiscal year ended December 31, 2005, including amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith, to be filed on Form 10-K with the SEC under the Securities Exchange Act of 1934 in connection with any such registration statement or amendment thereto. Each of the undersigned does hereby further authorize each or either of said attorneys-in-fact and agents to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either said attorneys-in-fact and agents which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 27th day of July, 2005.

/s/ EDWARD E. BARR	Trustee
Edward E. Barr

/s/ JOHN M. BREMER	Trustee
John M. Bremer

/s/ PETER W. BRUCE	Trustee
Peter W. Bruce

/s/ ROBERT C. BUCHANAN	Trustee
Robert C. Buchanan

/s/ GEORGE A. DICKERMAN	Trustee
George A. Dickerman

/s/ DAVID J. DRURY	Trustee
David J. Drury

/s/ CONNIE K. DUCKWORTH	Trustee
Connie K. Duckworth

/s/ JAMES D. ERICSON	Trustee
James D. Ericson

/s/ DAVID A. ERNE	Trustee
David A. Erne

/s/ J. E. GALLEGOS	Trustee
J. E. Gallegos

/s/ JAMES P. HACKETT	Trustee
James P. Hackett

/s/ STEPHEN F. KELLER	Trustee
Stephen F. Keller

/s/ BARBARA A. KING	Trustee
Barbara A. King

/s/ MARGERY KRAUS	Trustee
Margery Kraus

Trustee
J. Thomas Lewis

/s/ DANIEL F. McKEITHAN, JR.	Trustee
Daniel F. McKeithan, Jr.

/s/ ULICE PAYNE, JR.	Trustee
Ulice Payne, Jr.

/s/ H. MASON SIZEMORE, JR.	Trustee
H. Mason Sizemore, Jr.

/s/PETER M. SOMMERHAUSER	Trustee
Peter M. Sommerhauser

/s/ JOHN E. STEURI	Trustee
John E. Steuri

/s/ JOHN J. STOLLENWERK	Trustee
John J. Stollenwerk

/s/ BARRY L. WILLIAMS	Trustee
Barry L. Williams

/s/ KATHRYN D. WRISTON	Trustee
Kathryn D. Wriston

/s/ EDWARD J. ZORE	Trustee
Edward J. Zore